CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO18
U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THESARBANES-OXLEY
ACT OF 2002

In connection with the Report of Form 8-K of AVVAA WORLD HEALTH CARE PRODUCTS, INC. (the “Company”) for the event reported June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jack Farley, as President, Chief Executive Officer and Director of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

AVVAA WORLD HEALTH CARE PRODUCTS, INC.

By:	/s/ Jack Farley Jack Farley President, Chief Executive Officer and Director

Dated:    September 6,   2002